SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                November 25, 1997
                Date of Report (Date of Earliest Event Reported)



                       HEADLANDS MORTGAGE SECURITIES INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                Delaware                                 333-32485-3                      68-0397342
                --------                                 -----------                      ----------
(State or Other Jurisdiction of Incorporation)    (Commission File Number)    (I.R.S. Employer Identification No.)

           700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events

                  Filing of Certain Materials

                  Pursuant to Rule 411(c) of Regulation C under the Securities Act of 1933, Headlands Mortgage Securities Inc. (the "Company") is filing an Opinion re Due Authorization (the "Opinion") with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 1997-6 for incorporation by reference into the Registration Statement on Form S-3 (file no. 333-32485).

                  The Opinion is filed as Exhibit 5.1.3.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits:

                           5.1.3 Opinion of Tobin & Tobin re Due Authorization of Series 1997-6 Certificates.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    December 15, 1997



                               HEADLANDS MORTGAGE
                               SECURITIES INC.



                               By:  /s/ Gilbert J. MacQuarrie
                                    Gilbert J. MacQuarrie
                                    Vice President, Treasurer and Secretary
                                    (Principal Financial Officer
                                    and Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                                                       Page Number

5.1.3    Opinion of Tobin & Tobin re Due Authorization of
         Series 1997-6 Certificates.........................................5